Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chief Executive Officer of Blackstone Secured Lending Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1)the Company’s Form 10-K for the year ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Company’s Form 10-K for the year ended December 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2025

By:	/s/ Brad Marshall
Brad Marshall
Co-Chief Executive Officer

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.